Exhibit 21.1
CORPORATE OFFICE PROPERTIES TRUST
SUBSIDIARIES OF REGISTRANT

Alabama
COPT Bridge Street Office, LLC

Colorado
Colorado Land Acquisition, LLC
COPT Academy Ridge, LLC
COPT Aerotech, LLC
COPT Cresterra 3535, LLC
COPT Cresterra Master LLC
COPT Interquest, LLC
COPT Interquest III, LLC
COPT Interquest IV, LLC
COPT Interquest Epic I, LLC
COPT Interquest Hybrid I, LLC
COPT Interquest Hybrid II, LLC
COPT Newport, LLC
COPT Newport C, LLC
COPT Newport D, LLC
COPT Northcreek, LLC
COPT Patriot Park at Galley, LLC
COPT Patriot Park I, LLC
COPT Patriot Park II, LLC
COPT Patriot Park V, LLC
COPT Patriot Park VI, LLC
COPT Patriot Park VII, LLC
Patriot Park, LLC
9965 Federal Drive, LLC

Delaware
Airport Square Holdings I, LLC
Airport Square Holdings VI and VII, LLC
Blue Bell Investment Company, LP
COPT Acquisitions, Inc.
COPT Colgate General, LLC
COPT Concourse, LLC
COPT DC-6, LLC
COPT Gateway, LP
COPT Gateway Commerce, LLC
COPT Maritime I & II, LLC
Corporate Gateway, LP
Corporate Office Properties, LP
Corporate Office Properties Holdings, Inc.
Crown Point, L.L.C.
Delaware Airport III, LLC
Delaware Airport VIII, LLC
Delaware Airport IX, LLC
Great Mills I, L.L.C.
Great Mills II, L.L.C.
Great Mills III, L.L.C.

Great Mills IV, L.L.C.
Great Mills V, L.L.C.
Harrisburg Corporate Gateway Partners, LP
Harrisburg Investors II, LLC
Harrisburg Investors III, LLC
LW Redstone Company, LLC
Opportunity Invest Ventures, LLC
Powerloft Holdings, LLC
Redstone Gateway 1000, LLC
Redstone Gateway 1100, LLC
Redstone Gateway 1200, LLC
Redstone Gateway 6500, LLC
Redstone Gateway 7200, LLC

Maryland
1099 Winterson, LLC
110 Thomas Johnson, LLC
1190 Winterson, LLC
1199 Winterson, LLC
131 Parkway, LLC
132, LLC
133 Parkway, LLC
134, LLC
135 Parkway, LLC
1362 Mellon, LLC
141 Parkway, LLC
1460 Dorsey Road, LLC
1550 Nursery LLC
221, LLC
2500 Riva Trust
2691 Technology, LLC
2701 Technology, LLC
2711 Technology, LLC
2720 Technology, LLC
2730 Hercules, LLC
302 Sentinel, LLC
304 Sentinel, LLC
306 Sentinel, LLC
318 Sentinel, LLC
320 Sentinel, LLC
322 Sentinel, LLC
45310 Abell House, LLC
5825 URC Borrower, LLC
5850 URC Borrower, LLC
67 Financing, LLC
6700 Alexander Bell, LLC
6711 CG, LLC
6711 Gateway Funding, LLC
6711 Gateway, LLC
6721 CGD., LLC
6721 Gateway, LLC
6731 CG, LLC
6731 Gateway, LLC
6741 Gateway, LLC

6940 CGD, LLC
6950 CG, LLC
7000 CG, LLC
7000 Honeys, LLC
7015 Albert Einstein Drive, LLC
7130 Columbia Gateway, LLC
7150-70 Riverwood. LLC
7200 Riverwood, LLC
7205 Riverwood, LLC
7240 Parkway Drive Enterprises, LLC
7318 Parkway Drive Enterprises, LLC
7320 Parkway Drive Enterprises, LLC
7320 PD, LLC
7740 Milestone LLC
7878 Milestone Parkway, LLC
7880 Milestone Parkway, LLC
800 International, LLC
8027 Corporate Drive Business Trust
8029 Corporate, LLC
8110 Corporate, LLC
8140 Corporate, LLC
849 International, LLC
8621 RFD, LLC
8661 RFD, LLC
881 Elkridge Landing, LLC
900 International, LLC
930 International, LLC
9690 Deereco Road, LLC
999 Corporate, LLC
Aerotech Manager, LLC
Airport Square II, LLC
Airport Square IV, LLC
Airport Square Partners, LLC
Airport Square Storms, LLC
Airport Square V, LLC
Airport Square X, LLC
Airport Square XI, LLC
Airport Square XIII, LLC
Airport Square XIV, LLC
Airport Square XIX, LLC
Airport Square XV, LLC
Airport Square XX, LLC
Airport Square XXI, LLC
Airport Square XXII, LLC
Airport Square, LLC
AP#5 Lot A, LLC
AP#5 Lot B, LLC
AP#5 Lot C, LLC
Arundel Preserve #5, LLC
ASI, LLC
Atrium Building, LLC
Campbell Boulevard I Business Trust
Campbell Boulevard II Business Trust
Campbell Boulevard Trust

Campbell Corporate Center 1-2 Business Trust
Canton Crossing Retail, LLC
Clarks Hundred II, LLC
Clarks Hundred, LLC
Columbia Equity Finance, LLC
Columbia Gateway S-28, LLC
COMI Investments LLC
Commons Office 6-B, LLC
Commons Office Research, LLC
Concourse 1304, LLC
COPT Aberdeen, LLC
COPT Arundel Preserve, LLC
COPT AP 9, LLC
COPT Babcock Business Trust
COPT Baltimore County I, LLC
COPT Baltimore County II, LLC
COPT CC 1600, LLC
COPT CC Bulkhead LLC
COPT CC D1 LLC
COPT CC Holding LLC
COPT CC Parking LLC
COPT CC Tower LLC
COPT CCW I LLC
COPT CCW II LLC
COPT CCW III LLC
COPT Chantilly I Manager, LLC
COPT Chantilly II Manager, LLC
COPT Data Management, LLC
COPT Development & Construction Services, LLC
COPT Frederick, LLC
COPT Gate 63, LLC
COPT Gate 6700-6708-6724, LLC
COPT General, LLC
COPT Harbour's Edge LLC
COPT Harrisburg GP, LLC
COPT Harrisburg L.P.
COPT Hunt Valley GP, LLC
COPT Huntsville, LLC
COPT Indian Head, LLC
COPT-Kirk AP#5 LLC
COPT Northgate A, LLC
COPT Northgate B, LLC
COPT Northgate C, LLC
COPT Northgate D, LLC
COPT Northgate H, LLC
COPT Northgate I, LLC
COPT Opportunity Invest I, LLC
COPT Powerhouse LLC
COPT Pres Investment, LLC
COPT Property Management Services, LLC
COPT Renovation, LLC
COPT Riverwood, LLC
COPT T-11, LLC
COPT-FD Indian Head, LLC

COPT Virtru, LLC
Cornucopia Holdings II, LLC
Cornucopia Holdings, LLC
Corporate Center I Limited Partnership
Corporate Center I, LLC
Corporate Development Services, LLC
Corporate Gatespring II, LLC
Corporate Gatespring, LLC
Corporate Office Management, Inc.
Corporate Office Services, LLC
Corporate Paragon, LLC
Corporate Place B Equity Affiliates, LLC
Corporate Place I Business Trust
Corporate Place III Business Trust
Corporate Place IV Business Trust
Corporate Property, LLC
Enterprise Campus Developer, LLC
Fifth Exploration, L.L.C.
Fourth Exploration, L.L.C.
Franklin Ridge No. 1 Business Trust
Franklin Ridge No. 2 Business Trust
Franklin Ridge No. 3 Business Trust
Franklin Ridge No. 4 Business Trust
Franklin Ridge Open Space Business Trust
Franklin Ridge V Business Trust
Gateway 44, LLC
Gateway 67, LLC
Gateway 70 Holdings, LLC
Gateway 70, LLC
Gateway Crossing 95, LLC
Honeyland 108, LLC
Huntsville Holdings, LLC
Jolly COPT I, LLC
Jolly COPT II, LLC
Lot 401 Business Trust
M Square 5825, LLC
M Square 5850, LLC
M Square Associates, LLC
M Square NOAA, LLC
Maritime Holdings, LLC
McLean Ridge I Business Trust
McLean Ridge II Business Trust
McLean Ridge III Business Trust
McLean Ridge IV Business Trust
MOR Forbes 2, LLC
MOR Forbes, LLC
NBP 131, LLC
NBP 132, LLC
NBP 133 LLC
NBP 134, LLC
NBP 135, LLC
NBP 140, LLC
NBP 141, LLC
NBP 191, LLC

NBP 201 Holdings, LLC
NBP 201, LLC
NBP 211 Holdings, LLC
NBP 211, LLC
NBP 220 Holdings, LLC
NBP 220, LLC
NBP 221, LLC
NBP 300, LLC
NBP 302, LLC
NBP 304, LLC
NBP 306, LLC
NBP 308, LLC
NBP 310, LLC
NBP 312 LLC
NBP 314, LLC
NBP 316, LLC
NBP 318, LLC
NBP 320, LLC
NBP 322, LLC
NBP 324, LLC
NBP 410, LLC
NBP 420, LLC
NBP 430, LLC
NBP Huff & Puff, LLC
NBP Lot 3-A, LLC
NBP One, LLC
NBP Retail, LLC
Northcreek Manager, LLC
Nottingham Commons I Holding Corp.
Nottingham Commons II Holding Corp.
Nottingham Ridge Holding Corporation
Nottingham Ridge I Business Trust
Nottingham Ridge II Business Trust
Nottingham Ridge III Business Trust
Nottingham Ridge No. 20 Business Trust
Nottingham Ridge No. 30 Business Trust
One Sellner Road LLC
Park Circle Equities, LLC
Pecan Court, L.L.C.
Philadelphia Road Business Trust
Professional Center I, LLC
Professional Center III, LLC
Red Cedar Building, LLC
RIVA Trustee, LLC
Riverwood Business Center Equity Affiliates, LLC
Sandpiper Limited Partnership
Tech Park I, LLC
Tech Park II, LLC
Tech Park IV, LLC
Third Exploration, L.L.C.
Tyler Ridge I Business Trust
Tyler Ridge I, LLC
Tyler Ridge II A Business Trust
Tyler Ridge II Business Trust

Tyler Ridge II Improvements Business Trust
Tyler Ridge III Business Trust
Tyler Ridge Limited Partnership
Tyler Ridge Water Management Business Trust
W&M Business Trust
White Marsh Business Center 2 Business Trust
White Marsh Business Center Limited Partnership
White Marsh Business Center, LLC
White Marsh Hi-Tech 1 Business Trust
White Marsh Hi-Tech 2 Business Trust
White Marsh Professional Center II, LLC
WMBC 13A Investment Company, LLC

Pennsylvania
Colgatedrive Associates, L.P.
COPT Pennlyn, L.P.

Texas
COPT 8000 Potranco, L.P.
COPT 8030 Potranco, L.P.
COPT 8100 Potranco, L.P.
COPT San Antonio General, LLC
COPT San Antonio, LP
COPT San Antonio II, L.P.
COPT SA Technology Center, L.P.
COPT Sentry Gateway 100 LP
COPT Westpointe 3A, L.P.
COPT Westpointe 4, L.P.

Virginia
13849 Park Center Road, LLC
2900 Towerview Road, LLC
COPT Chantilly, LLC
COPT Chantilly II, LLC
COPT Connect LLC
COPT Dahlgren, LLC
COPT Dahlgren I, LLC
COPT Dahlgren II, LLC
COPT Dahlgren IV, LLC
COPT Dahlgren Land, LLC
COPT DC-8, LLC
COPT DC-11, LLC
COPT Fairview, LLC
COPT Greens I, LLC
COPT Greens II, LLC
COPT Greens III, LLC
COPT McLearen, LLC
COPT Park Meadow, LLC
COPT Parkstone, LLC
COPT Richmond I, LLC
COPT Ridgeview I, LLC
COPT Ridgeview II & III, LLC
COPT Southwest VA, LLC
COPT Stonecroft, LLC

COPT Sunrise, LLC
COPT Waterview I, LLC
COPT Waterview III, LLC
COPT Westbranch, LLC
Patriot Ridge I, LLC
Patriot Ridge II, LLC
Patriot Ridge 7770, LLC
Patriot Ridge Commons, LLC
Patriot Ridge Holdings, LLC
Towerview, LLC
TRC Pinnacle Towers, L.L.C.